Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser, Esquire

Thompson Hine LLP

41 South High Street

Columbus, OH 43215

Registrant's telephone number, including area code: (800) 746-3322

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

Class I Shares (CIVFX)

Class R Shares (CLVFX)

Croft Income Fund (CLINX)

Croft Focus Fund

Class I Shares (CIFVX)

Class R Shares (CRFVX)

 ANNUAL REPORT

APRIL 30, 2014

CROFT VALUE FUND

MANAGERS COMMENTARY

APRIL 30, 2014 (UNAUDITED)

Dear Shareholder:

The Croft Value Fund continues to be managed under the same value-oriented philosophy in combination with contrarian idea generation. Our investment strategy is to seek stocks that, in our opinion, are undervalued with long-term price appreciation potential. These companies have underappreciated potential catalysts, discounted valuations, and long-term earnings growth potential. Oftentimes, this leads us to contrarian ideas that have fallen out of favor with the market but still have strong underlying long-term prospects. The Croft Value Fund’s underperformance for the fiscal year compared to the S&P 500 Index was largely a result of investing in a few underperforming companies in the commodities sector.

Over the last couple of years, we have invested in sectors of the economy where the near-term outlook appeared bleak, but we believed in the longer-term fundamentals of the businesses. We invested in timber companies when housing was weak, natural gas companies and industrials when commodity prices were hit, and telecommunication infrastructure companies when IT spending was depressed. These investments were made to the benefit of our shareholders. Currently, we see high-quality and best-in-class media companies with competitive moats that are priced reasonably on earnings and growth amidst the uncertainty in content distribution. Also, we believe that there are longer-term opportunities in the financial sector as those stocks begin to benefit from higher rates over time. Lastly, we are looking at companies who will help take costs out of the healthcare system as uncertainties in that area of the economy continue to abound.

As we have now eclipsed the 5-year mark from the March 2009 lows, we feel that it is as important as ever to not get caught up in the lofty valuations found in certain areas of the stock market. Generally, we believe that US companies’ balances sheets are solid and that equity valuations are reasonable, particularly in light of the low interest rate environment. We strive to continuously improve our investment process and to focus on areas where we believe in the fundamentals of the business. We think that this positions the Croft Value Fund well for the next decade.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

CROFT INCOME FUND

MANAGERS COMMENTARY

APRIL 30, 2014 (UNAUDITED)

Dear Shareholder:

An era of unprecedented monetary intervention by central banks has resulted in an uncertain future for the fixed income markets. Timing interest rates is still a very difficult and dangerous endeavor. The prevailing wisdom was that when the Federal Reserve scaled back on its quantitative easing program, an effect known as “tapering,” that interest rates would finally start to increase. The Fed announced their intentions to reduce its bond purchases by $10 billion per month in December of 2013, and have since imposed further reduction measures. However, 10-year bond yields are now at levels below the beginning of 2014. In fact, the 10-year yield still remains near century lows. Fixed income investors continue to crave yield and subject themselves to credit, liquidity, interest rate, and other types of risk in order to obtain income.

Many corporations have taken advantage of these low rates and improved their financial situation. Well-managed companies have strengthened their balance sheets, raised cash levels, taken advantage of lower borrowing costs, and increased market confidence in their debt obligations. The Croft Income Fund concentrated on these types of companies, whose improving situations help compensate for the low yield environment. However, long-term corporate bonds are very expensive, and we have lessened this risk by continuing to shorten the maturity of our portfolio.

For the fiscal year, the Croft Income Fund’s outperformance compared to the Barclays Capital Intermediate US Government/Credit Bond Index was largely attributable to an increased cash position along with investments in shorter duration securities. The fund had a positive return for the year when the benchmark return was negative. We continued to close out longer-dated positions. Over the last few years, the Croft Income Fund has concentrated on the debt instruments of strong companies with higher coupon and callable debt. This has resulted in the fund’s ability generate current yield while lowering the risk associated with rising interest rates. We have maintained a cash reserve to capitalize on an improved investing environment for fixed income securities. We feel we are well-situated for the future.  Reaching for yield could prove to be quite risky going forward, and we have avoided the temptation to do so.

The weighted average maturity of the portfolio has decreased to 1.9 years from 2.4 years and the weighted average duration has decreased to 1.5 years from 2 years last year.  We continue to manage the Croft Income Fund credit risk through industry diversification and individual company analysis.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

CROFT FOCUS FUND

MANAGERS COMMENTARY

APRIL 30, 2014 (UNAUDITED)

Dear Shareholder:

The Croft Focus Fund was launched this year to provide investors with an opportunity for exposure to our best 25 ideas. A less diversified approach can be riskier, but it also has the potential for higher returns. Our investment strategy for the Croft Focus Fund is similar to that of the Croft Value Fund whereby we seek to invest in stocks that, in our opinion, are undervalued with long-term price appreciation potential. These companies have under appreciated potential catalysts, discounted valuations, and long-term earnings growth potential. Oftentimes, this leads us to contrarian ideas that have fallen out of favor with the market but still have strong underlying long-term prospects. For our short operating history (4 months), the Croft Focus Fund’s underperformance compared to the S&P 500 Index was more a result of investing in a few underperforming companies than it was exposure to any one particular industry.

The Croft Focus Fund seeks more concentrated investments in sectors of the economy where the near-term outlook appears murky, but we believe in the longer-term fundamentals of the businesses. Currently, we see high-quality and best-in-class media companies with competitive moats that are priced reasonably on earnings and growth amidst the uncertainty in content distribution. Also, we believe that there are longer-term opportunities in the financial sector as those stocks begin to benefit from higher rates over time. Lastly, we are looking at companies who will help take costs out of the healthcare system as uncertainties in that area of the economy continue to abound.

As we have now eclipsed the 5-year mark from the March 2009 lows, we feel that it is as important as ever to not get caught up in the lofty valuations found in certain areas of the stock market. Generally, we believe that US companies’ balances sheets are solid and that equity valuations are reasonable, particularly in light of the low interest rate environment.

Thank you for your investment in the Croft Focus Fund.

Sincerely,

Kent Croft

President

CROFT VALUE FUND - CLASS I

PERFORMANCE ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

Cumulative Performance Comparison of $500,000 Investment Since August 1, 2012*

800,000
750,000
700,000
650,000
600,000
550,000
500,000
450,000
400,000
Aug-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
CIVFX (Class I)
S&P 500 Index
S&P 500 Value Index

Average Annual Total Returns
For the Period August 1, 2012 (inception) through April 30, 2014

	1 Year	Since Inception	Dollar Value
Croft Value Fund - Class I	17.28%	19.27%	$ 679,992
S&P 500 Index	20.44%	22.20%	$ 709,429
S&P 500 Value Index	19.82%	24.34%	$ 731,239

Annual Fund Operating Expenses: **
Operating Expenses	1.04%
Less Waivers/Reimbursements	-0.00%
Net Annual Fund Operating Expenses	1.04%

* This chart assumes an initial investment of $500,000 made on August 1, 2012.

** The Value Fund's – Class I total gross annual operating expenses, including underlying funds is 1.04%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT VALUE FUND - CLASS R

PERFORMANCE ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2004*

Average Annual Total Returns
For the Periods Ended April 30, 2014

	1 Year	3 Year	5 Year	10 Year	Dollar Value
Croft Value Fund - Class R	16.98%	7.35%	16.20%	8.51%	$ 22,634
S&P 500 Index	20.44%	13.81%	19.13%	7.76%	$ 21,111
S&P 500 Value Index	19.82%	13.42%	19.06%	7.34%	$ 20,303

Annual Fund Operating Expenses: **
Operating Expenses	1.30%
Less Waivers/Reimbursements	-0.00%
Net Annual Fund Operating Expenses	1.30%

* This chart assumes an initial investment of $10,000 made on May 1, 2004.

** The Value Fund's - Class R shares total gross annual operating expenses, including underlying funds is 1.30%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT INCOME FUND

PERFORMANCE ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2004*

Average Annual Total Returns
For the Periods Ended April 30, 2014

	1 Year	3 Year	5 Year	10 Year	Dollar Value
Croft Income Fund	0.38%	2.07%	5.05%	3.67%	$ 14,343
Barclays Capital Int. US Govt./ Credit Bond Index	-0.25%	2.91%	4.19%	4.23%	$ 15,135

Annual Fund Operating Expenses: **
Operating Expenses	1.57%
Less Waivers/Reimbursements	-0.42%
Net Annual Fund Operating Expenses	1.15%

* This chart assumes an initial investment of $10,000 made on May 1, 2004.

** For the period of May 1, 2013 through August 30, 2014, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.15% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Income Fund’s average net assets. The Income Fund's total gross annual operating expenses, including underlying Funds is 1.57%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT FOCUS FUND - CLASS I

PERFORMANCE ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

Cumulative Performance Comparison of $500,000 Investment Since December 31, 2013*

600,000
550,000
500,000
450,000
400,000
CIFVX (Class I)
S&P 500 Index
S&P 500 Value Index
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14

Average Annual Total Returns
For the Period December 31, 2013 (inception) through April 30, 2014

	Since Inception	Dollar Value
Croft Focus Fund - Class I	-0.20%	$ 499,000
S&P 500 Index	2.56%	$ 512,800
S&P 500 Value Index	3.49%	$ 517,432

Annual Fund Operating Expenses: **
Operating Expenses	1.05%
Less Waivers/Reimbursements	-0.00%
Net Annual Fund Operating Expenses	1.05%

* This chart assumes an initial investment of $500,000 made on December 31, 2013.

** The Focus Fund's - Class I total gross annual operating expenses, including underlying funds is 1.05%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT FOCUS FUND - CLASS R

PERFORMANCE ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 2013*

Average Annual Total Returns
For the Period December 31, 2013 (inception) through April 30, 2014

	Since Inception	Dollar Value
Croft Focus Fund - Class R	-0.30%	$ 9,970
S&P 500 Index	2.56%	$ 10,256
S&P 500 Value Index	3.49%	$ 10,349

Annual Fund Operating Expenses: **
Operating Expenses	1.30%
Less Waivers/Reimbursements	-0.00%
Net Annual Fund Operating Expenses	1.30%

* This chart assumes an initial investment of $10,000 made on December 31, 2013.

** The Focus Fund's - Class R total gross annual operating expenses, including underlying funds is 1.30%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT VALUE FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

CROFT INCOME FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

* Investment Grade are those considered by Moody to be Baa3 or higher or by Standard and Poor to be BBB- or higher.

Portfolio allocations are subject to change.

CROFT FOCUS FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2014

Shares		Fair Value

COMMON STOCKS - 84.84%

Agricultural - 0.76%
8,067	Monsanto Co.	$ 893,017

Autos & Automotive Products - 3.16%
37,962	Dana Holding Corp.	803,656
36,572	Ford Motor Co.	590,638
37,325	General Motors Co.	1,286,966
9,333	Harman International Industries, Inc.	1,022,990
		3,704,250
Banks, S&L's and Brokers - 1.46%
35,803	Citigroup, Inc.	1,715,322

Building & Construction - 2.29%
14,750	Jacobs Engineering Group, Inc. *	851,075
51,939	Quanta Services, Inc. *	1,832,408
		2,683,483
Business Services - 1.66%
16,634	Akamai Technologies, Inc. *	882,766
87,669	Xerox Corp.	1,059,918
		1,942,684
Capital Equipment - 5.18%
12,529	Caterpillar, Inc.	1,320,557
9,697	Deere & Co.	905,118
15,007	Flowserve Corp.	1,096,261
12,367	United Technologies Corp.	1,463,387
34,226	Xylem, Inc.	1,286,555
		6,071,878
Chemicals - 1.18%
14,933	LyondellBasell Industries NV - Class A	1,381,302

Consumer Cyclicals - 1.63%
12,458	Whirlpool Corp.	1,910,808

Consumer Non-Durables - 4.01%
34,988	Philip Morris International, Inc.	2,989,025
20,750	Procter & Gamble Co.	1,712,912
		4,701,937
Consumer Services - 0.87%
26,002	Gap, Inc.	1,021,879

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2014

Shares		Fair Value

Containers & Paper - 3.28%
50,676	International Paper Co.	$ 2,364,035
43,168	Sealed Air Corp.	1,481,094
		3,845,129
Financial Services - 1.73%
33,189	Invesco Ltd.	1,168,585
10,229	PNC Financial Services Group	859,645
		2,028,230
Food & Drug Producers - 1.81%
59,590	Mondelez International, Inc.	2,124,383

Forest Products - 4.59%
50,313	Plum Creek Timber Co., Inc.	2,193,647
106,617	Weyerhaeuser Co.	3,182,517
		5,376,164
Healthcare - 4.74%
32,213	Express Scripts Holding Co. *	2,144,742
10,486	Laboratory Corp. of America Holdings *	1,034,968
31,631	UnitedHealth Group, Inc.	2,373,590
		5,553,300
Industrial Goods - 0.64%
18,188	Allegheny Technologies, Inc.	749,346

Insurance Agents & Brokers - 1.54%
36,642	Marsh & McLennan Companies, Inc.	1,806,817

Life Insurance - 4.74%
53,882	MetLife, Inc.	2,820,723
33,837	Prudential Financial, Inc.	2,729,969
		5,550,692
Media & Entertainment - 6.59%
70,310	Arris Group, Inc. *	1,834,388
27,772	Comcast Corp. Class A	1,417,483
9,423	Discovery Communications, Inc. *	660,835
21,056	Liberty Interactive Corp. Class A *	611,887
69,130	News Corp. Class A *	1,176,593
63,124	Twenty-First Century Fox, Inc.	2,021,230
		7,722,416
Metals & Mining - 0.92%
10,217	Freeport McMoran Copper & Gold, Inc.	351,158
100,430	Walter Energy, Inc.	723,096
		1,074,254

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2014

Shares		Fair Value

Multi-Industry - 3.22%
49,707	General Electric Co.	$ 1,336,621
9,609	Honeywell International, Inc.	892,676
37,718	Tyco International, Inc.	1,542,666
		3,771,963
Natural Gas - 7.44%
20,437	Apache Corp.	1,773,932
32,078	Devon Energy Corp.	2,245,460
20,746	National Fuel Gas Co.	1,527,735
20,437	Southwestern Energy Co. *	978,524
51,794	Williams Companies, Inc.	2,184,153
		8,709,804
Oil - 0.89%
25,511	Crescent Point Energy Corp.	1,038,298

Pharmaceuticals - 4.43%
18,933	Johnson & Johnson	1,917,724
32,620	Mylan, Inc. *	1,656,444
51,610	Pfizer, Inc.	1,614,361
		5,188,529
Property & Casualty Insurance - 4.71%
46,567	Allstate Corp.	2,651,991
27,948	Ace Ltd.	2,859,639
		5,511,630
Retail Stores - 0.72%
18,322	Lowes Companies, Inc.	841,163

Specialty Chemicals - 2.39%
36,359	FMC Corp.	2,799,643

Technology - 4.72%
13,254	Ebay, Inc. *	686,955
22,859	EMC Corp.	589,762
54,107	CDW Corp.	1,525,276
16,157	Power Integrations, Inc.	763,095
51,213	Trimble Navigation Ltd. *	1,968,116
		5,533,204
Telecommunications - 1.47%
19,127	SBA Communications, Inc. Class A *	1,716,840

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2014

Shares		Fair Value

Transportation - 2.07%
10,462	Norfolk Southern Corp.	$ 988,973
52,980	XPO Logistics, Inc. *	1,437,877
		2,426,850

TOTAL FOR COMMON STOCKS (Cost $61,558,810) - 84.84%		$ 99,395,215

REAL ESTATE INVESTMENT TRUSTS - 1.28%
17,894	American Tower Corp. Class A	1,494,507
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,372,550) - 1.28%		$ 1,494,507

SHORT TERM INVESTMENTS - 14.22%
16,657,225	Invesco Short Term Investment Treasury Fund 0.01% **	16,657,225
TOTAL FOR SHORT TERM INVESTMENTS (Cost $16,657,225) - 14.22%		$ 16,657,225

TOTAL INVESTMENTS (Cost $79,588,585) - 100.34%		$117,546,947

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.34)%		(400,250)

NET ASSETS - 100.00%		$117,146,697

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2014

Principal		Fair Value

CORPORATE BONDS (a) - 50.92%

Agriculture - 0.78%
100,000	Archer-Daniels Midland Co., 5.45%, 3/15/18	$ 113,551

Autos & Automotive Products - 2.71%
180,000	Dana Holdings Corp., 6.50%, 2/15/19	191,250
200,000	Ford Motor Credit Co., LLC, 2.75%, 5/15/15	204,227
		395,477
Building Materials & Housing - 2.15%
180,000	Lennar Corp., 4.75%, 12/15/17	190,350
115,000	Plum Creek Timber Co., 5.875%, 11/15/15	122,628
		312,978
Business Services - 2.33%
165,000	CB Richard Ellis Service, Inc., 6.625%, 10/15/20	175,312
145,000	United Parcel Services, 5.50%, 1/15/18	164,921
		340,233
Capital Goods - 1.99%
160,000	Pitney Bowes, Inc., 4.75%, 5/15/18	170,794
105,000	United Technologies Corp., 5.375%, 12/15/17	119,871
		290,665
Chemicals - 2.26%
150,000	Albemarle Corp., 5.10%, 2/1/15	154,606
150,000	DuPont EI De Nemours, 6.00% 7/15/18	175,400
		330,006
Electric & Gas Utilities - 1.32%
185,000	Exelon Corp., 4.90%, 6/15/15	193,165

Energy - 5.97%
100,000	BP Capital Markets Plc, 3.125%, 10/1/15	103,674
100,000	ConocoPhillips Corp., 5.20%, 5/15/18	112,859
150,000	Consol Energy, Inc., 8.00%, 4/1/17	156,315
160,000	Occidental Petroleum Corp., 1.75%, 2/15/17	162,689
185,000	Sunoco, Inc., 4.875%, 10/15/14	188,363
140,000	Whiting Petroleum Corp., 6.50%, 10/1/18	147,700
		871,600
Energy Services - 0.84%
100,000	Baker Hughes, Inc., 7.50%, 11/15/18	122,718

Financial Services - 7.29%
145,000	Allstate Corp., 6.20%, 5/16/14	145,254

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Notes 2 and 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2014

Principal		Fair Value

Financial Services - (Continued)
130,000	American Express Credit Co., 5.125%, 8/25/14	$ 131,894
75,000	Berkshire Hathaway Financial Corp., 1.60%, 5/15/17	76,016
165,000	Deere Capital Corp., 2.00%, 1/13/17	169,706
150,000	JP Morgan Chase & Co., 4.65%, 6/1/14	150,479
60,000	JP Morgan Chase & Co., 5.875%, 6/13/16	66,068
57,000	Marsh & McLennan Co., 5.75%, 9/15/15	60,716
137,000	Merrill Lynch & Co., 6.875%, 4/25/18	161,400
100,000	PNC Funding Corp., 3.625%, 2/8/15	102,494
		1,064,027
Food & Drug Producers - 1.84%
150,000	Anheuser-Busch InBev SA/NV, 4.125%, 1/15/15	153,734
110,000	Pfizer, Inc., 5.35%, 3/15/15	114,489
		268,223
Gas & Gas Transmission - 0.70%
100,000	KN Energy, Inc. Senior Debentures, 7.25%, 3/1/28	102,218

Industrial Goods - 3.04%
75,000	Cummins Engine Company, Inc. Debentures, 6.75%, 2/15/27	90,057
206,000	General Electric Co., 5.25%, 12/6/17	232,997
115,000	Johnson Controls, Inc., 7.70%, 3/1/15	121,028
		444,082
Media & Entertainment - 3.63%
186,000	Liberty Interactive, Corp., 8.25%, 2/1/30	203,670
165,000	News America Holdings, Inc., 7.75%, 2/1/24	197,966
110,000	Washington Post Co., 7.25%, 2/1/19	128,223
		529,859
Metal & Mining - 2.36%
90,000	ArcelorMittal, 4.25%, 8/5/15	92,475
100,000	Nucor Corp., 5.75%, 12/1/17	112,962
125,000	U.S. Steel Corp., 7.00%, 2/1/18	138,750
		344,187
Miscellaneous Consumer Goods & Services - 0.76%
100,000	Tenneco Packaging, Inc. Debentures, 8.125%, 6/15/17	111,000

Retail Stores - 1.63%
70,000	Auto Zone, Inc., 6.95%, 6/15/16	78,227
160,000	Costco Wholesale Corp., 1.125%, 12/15/17	158,827
		237,054
Technology - 4.55%
40,000	Arrow Electronics, Inc., 6.875%, 6/1/18	45,487
145,000	Cisco Systems, Inc., 5.50%, 2/22/16	157,931

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2014

Shares/Principal		Fair Value

Technology - (Continued)
100,000	IBM Corp., 5.70%, 9/14/17	$ 114,399
225,000	Seagate HDD Cayman, 7.75%, 12/15/18	242,437
100,000	Texas Instruments, Inc., 2.375%, 5/16/16	103,580
		663,834
Telecommunications - 2.12%
150,000	Anixter, Inc., 5.95%, 3/1/15	154,875
150,000	CenturyLink, Inc., 5.00%, 2/15/15	154,312
		309,187
Textiles & Apparel Mfg. - 1.35%
180,000	Hanesbrands, Inc., 6.375%, 12/15/20	196,200

Transportation - 1.30%
180,000	Triumph Group, Inc., 8.625%, 7/15/18	190,350

TOTAL FOR CORPORATE BONDS (Cost $6,971,913) - 50.92%		$ 7,430,614

PREFERRED STOCKS - 0.61%
3,000	CHS, Inc., Series B, 7.875%	$ 88,617
TOTAL FOR PREFERRED STOCKS (Cost $75,000) - 0.61%		$ 88,617

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 8.96%
300,000	U.S. Treasury Notes, 2.625%, 12/31/14	305,074
1,000,000	U.S. Treasury Notes, 2.25%, 5/31/14	1,001,758
TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $1,306,538) - 8.96%		$ 1,306,832

SHORT TERM INVESTMENTS - 38.88%
5,673,366	Invesco Short Term Investment Treasury Fund 0.01% **	5,673,366
TOTAL FOR SHORT TERM INVESTMENTS (Cost $5,673,366) - 38.88%		$ 5,673,366

TOTAL INVESTMENTS (Cost $14,026,817) - 99.37%		$ 14,499,429

OTHER ASSETS LESS LIABILITIES - 0.63%		91,774

NET ASSETS - 100.00%		$ 14,591,203

** Variable rate security; the coupon rate shown represents the yield at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

CROFT FOCUS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2014

Shares		Fair Value

COMMON STOCKS - 87.32%

Agricultural - 3.39%
5,128	The Mosaic Co.	$ 256,605

Autos & Automotive Products - 7.75%
13,025	Dana Holding Corp.	275,739
9,013	General Motors Co.	310,768
		586,507
Banks, S&L's and Brokers - 3.10%
4,903	Citigroup, Inc.	234,903

Building & Construction - 3.95%
8,480	Quanta Services, Inc. *	299,174

Business Services - 3.62%
22,642	Xerox Corp.	273,742

Chemicals - 2.68%
2,196	LyondellBasell Industries NV - Class A	203,130

Consumer Non-Durables - 5.02%
4,446	Philip Morris International, Inc.	379,822

Consumer Services - 3.79%
7,299	Gap, Inc.	286,851

Containers & Paper - 4.75%
7,703	International Paper Co.	359,345

Food & Drug Producers - 3.57%
7,570	Mondelez International, Inc.	269,871

Forest Products - 3.44%
8,720	Weyerhaeuser Co.	260,292

Healthcare - 7.78%
5,212	Express Scripts Holding Co. *	347,015
2,452	Laboratory Corp. of America Holdings *	242,012
		589,027
Life Insurance - 3.74%
3,509	Prudential Financial, Inc.	283,106

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

CROFT FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2014

Shares		Fair Value

Media & Entertainment - 13.08%
10,313	Arris Group, Inc. *	$ 269,066
4,589	Comcast Corp. Class A	234,223
2,892	Discovery Communications, Inc. *	202,816
16,661	News Corp. Class A *	283,570
		989,675
Metals & Mining - 2.41%
25,325	Walter Energy, Inc.	182,340

Natural Gas - 4.01%
3,499	Apache Corp.	303,713

Property & Casualty Insurance - 3.05%
2,253	Ace Ltd.	230,527

Specialty Chemicals - 3.20%
3,148	FMC Corp.	242,396

Technology - 4.99%
13,384	CDW Corp.	377,295

TOTAL FOR COMMON STOCKS (Cost $6,584,645) - 87.32%		$ 6,608,321

REAL ESTATE INVESTMENT TRUSTS - 3.66%
3,316	American Tower Corp. Class A	276,952
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $264,686) - 3.66%		$ 276,952

SHORT TERM INVESTMENTS - 9.35%
707,761	Invesco Short Term Investment Treasury Fund 0.01% **	707,761
TOTAL FOR SHORT TERM INVESTMENTS (Cost $707,761) - 9.35%		$ 707,761

TOTAL INVESTMENTS (Cost $7,557,092) - 100.33%		$ 7,593,034

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.33)%		(25,020)

NET ASSETS - 100.00%		$ 7,568,014

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2014

Assets:	Value Fund	Income Fund	Focus Fund
Investments in Securities, at Fair Value
(Cost $79,588,585, $14,026,817 and $7,557,092, respectively)	$ 117,546,947	$14,499,429	$ 7,593,034
Receivable for Fund Shares Sold	629	-	-
Receivable for Portfolio Securities Sold	3,980,544	-	227,381
Dividends and Interest Receivable	112,162	109,235	4,502
Prepaid Expenses	12,618	3,616	20
Total Assets	121,652,900	14,612,280	7,824,937
Liabilities:
Payables:
Accrued Management Fees	2,079	204	676
Distribution Fees Payable to the Advisor	703	100	1
Fund Shares Redeemed	3,744,686	258	-
Portfolio Securities Purchased	732,107	-	237,848
Distributions Payable	-	2,141	-
Other Accrued Expenses	26,628	18,374	18,398
Total Liabilities	4,506,203	21,077	256,923
Net Assets	$ 117,146,697	$14,591,203	$ 7,568,014

Net Assets Consist of:
Paid In Capital	$ 68,473,972	$14,362,363	$ 7,544,065
Par Value of Common Stock	4,294	1,481	758
Accumulated Undistributed Net Investment Income	573,087	23,251	5,573
Accumulated Realized Gain (Loss) on Investments	10,136,982	(268,504)	(18,324)
Unrealized Appreciation in Value on Investments	37,958,362	472,612	35,942

Net Assets (30,000,000 shares authorized, $0.001 par value for the Croft Funds Corporation, which includes the Value Fund,

      Income  Fund and Focus Fund), for 4,293,508, 1,481,019

           and 758,254 Shares Outstanding, respectively.

	$ 117,146,697	$14,591,203	$ 7,568,014

Class C Shares:
Net Assets		$14,591,203
Shares outstanding		1,481,019
Net asset value and offering price		$ 9.85

Short-term Redemption Price Per Share ($9.85 x 0.98) *		$ 9.66

Class I Shares:
Net Assets	$ 18,189,003		$ 7,356,248
Shares outstanding	658,312		737,019
Net asset value and offering price	$ 27.63		$ 9.98

Short-term Redemption Price Per Share ($27.63 x 0.98 and $9.98 x 0.98, respectively) *	$ 27.08		$ 9.78

Class R Shares:
Net Assets	$ 98,957,694		$ 211,766
Shares outstanding	3,635,196		21,235
Net asset value and offering price	$ 27.22		$ 9.97

Short-term Redemption Price Per Share ($27.22 x 0.98 and $9.97 x 0.98, respectively) *	$ 26.68		$ 9.77

* The Funds will deduct a 2% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 days.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

STATEMENT OF OPERATIONS

For the year ended April 30, 2014

	Value Fund	Income Fund	Focus Fund *
Investment Income:
Dividends (net of foreign withholding taxes of $44,120, $0, and $0 respectively)	$ 3,220,281	$ 3,035	$ 32,551
Interest	1,120	435,797	32
Total Investment Income	3,221,401	438,832	32,583

Expenses:
Advisory Fees	1,732,969	118,172	20,264
Distribution Fees (Value Fund - Class R and Focus Fund - Class R)	421,693	37,396	164
Transfer Agent and Fund Accounting Fees	74,788	33,214	10,458
Custody Fees	41,115	6,196	2,245
Registration Fees	51,862	12,480	18
Audit Fees	20,930	13,707	14,798
Insurance Fees	27,564	2,867	-
Legal Fees	18,022	1,515	129
Miscellaneous Fees	3,455	904	1,258
Printing and Mailing Fees	23,828	793	400
Auction Fees	140,075	-	-
Director Fees	13,306	1,394	787
Total Expenses	2,569,607	228,638	50,521
Fees Waived/Reimbursed by the Advisor	(140,075)	(64,094)	(23,511)
Net Expenses	2,429,532	164,544	27,010

Net Investment Income	791,869	274,288	5,573

Realized and Unrealized Gain on Investments:
Realized Gain/(Loss) on Investments	67,153,355	(3,242)	(18,324)
Net Change in Unrealized Appreciation on Investments	(37,363,202)	(241,876)	35,942
Net Realized and Unrealized Gain/(Loss) on Investments	29,790,153	(245,118)	17,618

Net Increase in Net Assets Resulting from Operations	$ 30,582,022	$ 29,170	$ 23,191

* For the period December 31, 2013 (commencement of investment operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	4/30/2014	4/30/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 791,869	$ 2,234,922
Net Realized Gain on Investments	67,153,355	967,501
Net Change in Unrealized Appreciation on Investments	(37,363,202)	30,431,832
Net Increase in Net Assets Resulting from Operations	30,582,022	33,634,255

Distributions to Shareholders from:
Net Investment Income:
Class I	(80,633)	(49,748)
Class R	(970,695)	(2,210,332)
Realized Gains:
Class I	(2,523,923)	-
Class R	(16,720,311)	-
Net Change in Net Assets from Distributions	(20,295,562)	(2,260,080)

Capital Share Transactions:
Proceeds from Sale of Shares
Class I	8,200,571	2,017,334
Class R	71,768,730	50,134,593
Proceeds from Shares Issued/(Redeemed) from Transfers In-Kind
Class I	683,486	7,158,876
Class R	(683,486)	(7,158,876)
Proceeds from Reinvestment of Dividends
Class I	2,604,556	49,748
Class R	17,370,639	2,195,704
Cost of Shares Redeemed
Class I	(3,262,743)	(568,077)
Class R *	(281,475,894)	(132,519,749)
Net Decrease from Shareholder Activity	(184,794,141)	(78,690,447)

Net Assets:
Net Decrease in Net Assets	(174,507,681)	(47,316,272)
Beginning of Period	291,654,378	338,970,650
End of Period (Including Accumulated Undistributed Net
Investment Income of $573,087 and $935,782, respectively)	$ 117,146,697	$ 291,654,378

Share Transactions:
Shares Sold
Class I	290,701	81,582
Class R	2,590,070	2,035,118
Shares Issued/(Redeemed) from Transfers In-Kind
Class I	23,770	306,510
Class R	(23,978)	(306,510)
Shares Issued on Reinvestment of Dividends
Class I	96,322	2,027
Class R	651,317	89,804
Shares Redeemed
Class I	(120,112)	(22,488)
Class R	(10,121,689)	(5,344,139)
Net Decrease in Shares	(6,613,599)	(3,158,096)
Outstanding at Beginning of Period	10,907,107	14,065,203
Outstanding at End of Period	4,293,508	10,907,107

* Includes securities redeemed in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	4/30/2014	4/30/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 274,288	$ 400,824
Realized Gain/(Loss) on Investments	(3,242)	356,768
Realized Capital Gains from Registered Investment Companies	-	4,601
Net Change in Unrealized Appreciation on Investments	(241,876)	(355,300)
Net Increase in Net Assets Resulting from Operations	29,170	406,893

Distributions to Shareholders:
Net Investment Income	(275,622)	(403,285)
Net Change in Net Assets from Distributions	(275,622)	(403,285)

Capital Share Transactions:
Proceeds from Sale of Shares	1,655,451	5,876,504
Shares Issued on Reinvestment of Dividends	261,997	375,173
Cost of Shares Redeemed	(3,736,654)	(4,618,130)
Net Increase/(Decrease) from Shareholder Activity	(1,819,206)	1,633,547

Net Assets:
Net Increase/(Decrease) in Net Assets	(2,065,658)	1,637,155
Beginning of Period	16,656,861	15,019,706
End of Period (Including Accumulated Undistributed Net
Investment Income of $23,251 and $24,585, respectively)	$ 14,591,203	$ 16,656,861

Share Transactions:
Shares Sold	167,178	585,350
Shares Issued on Reinvestment of Dividends	26,533	37,467
Shares Redeemed	(377,750)	(459,446)
Net Increase/(Decrease) in Shares	(184,039)	163,371
Outstanding at Beginning of Period	1,665,058	1,501,687
Outstanding at End of Period	1,481,019	1,665,058

The accompanying notes are an integral part of these financial statements.

CROFT FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period
Ended
4/30/2014 *
Increase in Net Assets From Operations:
Net Investment Income	$ 5,573
Net Realized Loss on Investments	(18,324)
Net Change in Unrealized Appreciation on Investments	35,942
Net Increase in Net Assets Resulting from Operations	23,191

Distributions to Shareholders from:
Net Investment Income:
Class I	-
Class R	-
Net Change in Net Assets from Distributions	-

Capital Share Transactions:
Proceeds from Sale of Shares
Class I	7,332,566
Class R	212,257
Proceeds from Reinvestment of Dividends
Class I	-
Class R	-
Cost of Shares Redeemed
Class I	-
Class R	-
Net Increase from Shareholder Activity	7,544,823

Net Assets:
Net Increase in Net Assets	7,568,014
Beginning of Period	-
End of Period (Including Accumulated Undistributed Net
Investment Income of $5,573)	$ 7,568,014

Share Transactions:
Shares Sold
Class I	737,019
Class R	21,235
Shares Issued on Reinvestment of Dividends
Class I	-
Class R	-
Shares Redeemed
Class I	-
Class R	-
Net Increase in Shares	758,254
Outstanding at Beginning of Period	-
Outstanding at End of Period	758,254

* For the period December 31, 2013 (commencement of investment operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND – CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	For the		Period
	Year Ended		Ended
	4/30/2014		4/30/2013 †

Net Asset Value, at Beginning of Period	$ 26.93		$ 23.35

Income From Investment Operations:
Net Investment Income *	0.16		0.19
Net Gain on Securities (Realized and Unrealized)	4.41		3.52
Total from Investment Operations	4.57		3.71

Distributions:
Net Investment Income	(0.12)		(0.13)
Realized Gains	(3.75)		-
Total from Distributions	(3.87)		(0.13)

Net Asset Value, at End of Period	$ 27.63		$ 26.93

Total Return **	17.28%		15.96%	****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 18,189		$ 9,900
Before Waivers
Ratio of Expenses to Average Net Assets ***	1.18%		1.04%
Ratio of Net Investment Income to Average Net Assets ***	0.50%		0.99%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.10%	(a)	1.04%
Ratio of Net Investment Income to Average Net Assets ***	0.58%	(a)	0.99%
Portfolio Turnover	17.47%		12.82%	****

† For the period August 1, 2012 (commencement of investment operations) through April 30, 2013.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

***Annualized for period less than one year.

**** Not Annualized.

(a) The voluntary waiver and auction fee amounted to 0.08%. See Note 10.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND – CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	4/30/2014	4/30/2013	4/30/2012	4/30/2011	4/30/2010

Net Asset Value, at Beginning of Period	$ 26.73	$ 24.10	$ 25.62	$ 21.87	$ 15.35

Income (Loss) From Investment Operations:
Net Investment Income *	0.12	0.18	0.09	0.64	-**
Net Gain (Loss) on Securities (Realized and Unrealized)	4.34	2.65	(1.49)	3.69	6.54
Total from Investment Operations	4.46	2.83	(1.40)	4.33	6.54

Distributions:
Net Investment Income	(0.22)	(0.20)	(0.12)	(0.58)	(0.02)
Realized Gains	(3.75)	-	-	-	-
Total from Distributions	(3.97)	(0.20)	(0.12)	(0.58)	(0.02)

Proceeds from Redemption Fees	- **	- **	- **	- **	- **

Net Asset Value, at End of Period	$ 27.22	$ 26.73	$ 24.10	$ 25.62	$ 21.87

Total Return ***	16.98%	11.82%	(5.42)%	20.04%	42.63%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 98,958	$ 281,754	$ 338,971	$ 438,815	$ 313,287
Before Waivers
Ratio of Expenses to Average Net Assets	1.42%	1.30%	1.28%	1.28%	1.32%
Ratio of Net Investment Income to Average Net Assets	0.34%	0.72%	0.42%	2.88%	0.02%
After Waivers
Ratio of Expenses to Average Net Assets	1.34% (a)	1.30%	1.28%	1.28%	1.32%
Ratio of Net Investment Income to Average Net Assets	0.42% (a)	0.72%	0.42%	2.88%	0.02%
Portfolio Turnover	17.47%	12.82%	17.17%	19.97%	10.72%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(a) The voluntary waiver and auction fee amounted to 0.08%. See Note 10.

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	4/30/2014	4/30/2013	4/30/2012	4/30/2011	4/30/2010

Net Asset Value, at Beginning of Period	$ 10.00	$ 10.00	$ 9.99	$ 9.87	$ 8.98

Income (Loss) From Investment Operations:
Net Investment Income *	0.18	0.25	0.31	0.38	0.39
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.14)	0.00 **	0.01	0.12	0.89
Total from Investment Operations	0.04	0.25	0.32	0.50	1.28

Distributions:
Net Investment Income	(0.19)	(0.25)	(0.31)	(0.38)	(0.39)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.19)	(0.25)	(0.31)	(0.38)	(0.39)

Proceeds from Redemption Fees	-	- **	-	-	- **

Net Asset Value, at End of Period	$ 9.85	$ 10.00	$ 10.00	$ 9.99	$ 9.87

Total Return ***	0.38%	2.56%	3.29%	5.16%	14.39%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,591	$ 16,657	$ 15,020	$ 14,052	$ 15,005
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.53%	1.52%	1.56%	1.74%	1.94%
Ratio of Net Investment Income to Average Net Assets	1.41%	2.09%	2.67%	3.12%	3.24%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	1.83%	2.51%	3.13%	3.76%	4.09%
Portfolio Turnover	3.71%	26.38%	26.02%	16.21%	12.73%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

CROFT FOCUS FUND - CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Period
	Ended
	4/30/2014 †

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.01
Net Gain (Loss) on Securities (Realized and Unrealized) *****	(0.03)
Total from Investment Operations	(0.02)

Distributions:
Net Investment Income	-
Realized Gains	-
Total from Distributions	-

Net Asset Value, at End of Period	$ 9.98

Total Return **	(0.20)%	****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,356
Before Waivers
Ratio of Expenses to Average Net Assets ***	2.29%
Ratio of Net Investment Loss to Average Net Assets ***	(0.81)%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.22%
Ratio of Net Investment Loss to Average Net Assets ***	0.26%
Portfolio Turnover	13.90%	****

† For the period December 31, 2013 (commencement of investment operations) through April 30, 2014.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

***Annualized for period less than one year.

**** Not Annualized.

***** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

CROFT FOCUS FUND - CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Period
	Ended
	4/30/2014 †

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.00
Net Gain (Loss) on Securities (Realized and Unrealized) *****	(0.03)
Total from Investment Operations	(0.03)

Distributions:
Net Investment Income	-
Realized Gains	-
Total from Distributions	-

Net Asset Value, at End of Period	$ 9.97

Total Return **	(0.30)%	****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 212
Before Waivers
Ratio of Expenses to Average Net Assets ***	2.63%
Ratio of Net Investment Loss to Average Net Assets ***	(1.19)%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.47%
Ratio of Net Investment Loss to Average Net Assets ***	(0.03)%
Portfolio Turnover	13.90%	****

† For the period December 31, 2013 (commencement of investment operations) through April 30, 2014.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

***Annualized for period less than one year.

**** Not Annualized.

***** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2014

Note 1. Organization

The Croft Value Fund (the “Value Fund”), the Croft Income Fund (the “Income Fund”), and the Croft Focus Fund (the “Focus Fund”), together (the “Funds”) were organized as managed portfolios of the Croft Funds Corporation (the “Corporation”) under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20, 1994, and are registered under the Investment Company Act of 1940, as amended (“the Act”), as diversified, open-end investment companies. The Value Fund and Income Fund commenced operations on May 4, 1995. The Focus Fund commenced operations on December 31, 2013.  The Board of Directors has authorized two classes of shares for the Value Fund and Focus Fund: Class R shares and Class I shares and each class is subject to different expenses. The Income Fund consists of one class of shares. The Value Fund’s investment objective is growth of capital.  The Value Fund invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Income Fund’s investment objective is to achieve a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities. The Focus Fund’s investment objective is long-term growth of capital. The Focus Fund invests in a focused portfolio of 25 or fewer stocks primarily comprised of common stocks of U.S. and foreign companies that the Advisor believes are undervalued.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year’s net realized gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended April 30, 2014, management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. As of and during the year ended April 30, 2014, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. These differences relate primarily to the differing tax treatment of realized gains on redemptions in-kind, equalization, REITs, and the partnership conversion. The reclassifications were as follows as of April 30, 2014:

Value Fund
Paid in Capital	$ 37,567,504
Accumulated Net Investment Income	$ (103,236)
Accumulated Net Realized Gains	$ (37,464,268)

Income Fund
Paid in Capital	$ 2,267
Accumulated Net Realized Gains	$ (2,267)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs: All costs incurred by the Focus Fund in connection with the organization, offering and initial registration of the Focus Fund were paid on behalf of the Focus Fund by the Advisor and will not be borne by the Focus Fund.

Other: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  Expenses incurred by the Corporation that do not relate to a specific Fund or class of the Corporation is allocated in accordance to the Corporation’s expense policy.  Class specific expenses are borne by each class.  Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

Note 3. Security Valuations – As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks including real estate investment trusts and preferred stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as Level 1 within the fair value hierarchy. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as Level 2 within the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Directors and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the money market funds. These securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities such as corporate bonds and U.S. government agencies and obligations when valued using market quotations in an active market, will be categorized as Level 1 within the fair value hierarchy.  However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 within the fair value hierarchy.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Directors.  These securities will be categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized in Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value the Value Fund’s assets measured at fair value as of April 30, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 99,395,215	$ 0	$ 0	$ 99,395,215
Real Estate Investment Trust	1,494,507	0	0	1,494,507
Short-Term Investments	16,657,225	0	0	16,657,225
Total	$117,546,947	$ 0	$ 0	$117,546,947

The following table summarizes the inputs used to value the Income Fund’s investments measured at fair value as of April 30, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ 0	$ 7,430,614	$ 0	$ 7,430,614
Preferred Stocks	88,617	0	0	88,617
U.S. Government Agencies & Obligations	1,306,832	0	0	1,306,832
Short-Term Investments	5,673,366	0	0	5,673,366
Total	$ 7,068,815	$ 7,430,614	$ 0	$14,499,429

The following table summarizes the inputs used to value the Focus Fund’s assets measured at fair value as of April 30, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,608,321	$ 0	$ 0	$ 6,608,321
Real Estate Investment Trust	276,952	0	0	276,952
Short-Term Investments	707,761	0	0	707,761
Total	$ 7,593,034	$ 0	$ 0	$ 7,593,034

The Funds did not hold any Level 2 or Level 3 assets (those valued using significant unobservable inputs) at any time during the year/period ended April 30, 2014. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Funds did not hold any derivative instruments at any time during the year/period ended April 30, 2014. For more detail on the industry classification of investments, please refer to each Fund’s Schedule of Investments. The Value Fund, Income Fund, and Focus Fund had no transfers between Level 1 and Level 2 during the year/period ended April 30, 2014.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain the Advisor as their investment advisor.  Under the terms of the management agreement between the Advisor and the Trust, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets, at the annual rate of 0.79% of the Income Fund’s average daily net assets and at the annual rate of 0.94% of the Focus Fund’s average daily net assets.

For the year ended April 30, 2014, the Advisor earned fees from the Value Fund of $1,732,969. The Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund’s Class R shares through August 31, 2014 to limit the overall expense ratio to 1.47% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Value Fund’s Class R shares average net assets.  The Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund’s Class I shares through August 31, 2014 to limit the overall expense ratio to 1.22% (excluding brokerage commissions, underlying fund fees and expenses, or extraordinary expenses) of the Value Fund’s Class I average net assets through August 31, 2014. For the year ended April 30, 2014, no management fees were waived for the Value Fund. As of April 30, 2014, the Value Fund owed the Advisor $2,079 in Advisory fees.

For the year ended April 30, 2014, the Advisor earned fees from the Income Fund of $118,172. The Advisor has contractually agreed to waive management fees and/or reimburse expenses to limit the overall expense ratio to 1.10% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Income Fund’s average net assets.  The Advisor waived management fees in the amount of $64,094, which is not recoupable, for the year ended April 30, 2014. As of April 30, 2014, the Income Fund owed the Advisor $204 in Advisory fees.

For the period December 31, 2013 (commencement of investment operations) through April 30, 2014, the Advisor earned fees from the Focus Fund of $20,264. The Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Focus Fund’s Class R shares through November 27, 2014 to limit the overall expense ratio to 1.47% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Focus Fund’s Class R shares average net assets.  The Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Focus Fund’s Class I shares through November 27, 2014 to limit the overall expense ratio to 1.22% (excluding brokerage commissions, underlying fund fees and expenses, or extraordinary expenses) of the Focus Fund’s Class I average net assets through November 27, 2014. The Advisor waived management fees in the amount of $23,511, which is not recoupable, for the period ended April 30, 2014. As of April 30, 2014, the Focus Fund owed the Advisor $676 in Advisory fees.

Pursuant to a plan of distribution, the Value Fund Class R, the Income Fund, and the Focus Fund Class R may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  For the year ended April

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

30, 2014, the Value Fund Class R and the Income Fund incurred distribution fees of $421,693 and $37,396, respectively. For the period December 31, 2013 (commencement of investment operations) through April 30, 2014, the Focus Fund Class R incurred distribution fees of $164.

Directors and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $5,000 plus expenses for services related to the Corporation. The expense is allocated between the Funds by relative net assets.

Note 5. Capital Share Transactions

At April 30, 2014, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Value Fund, the Income Fund and the Focus Fund). The paid in capital amounted to $68,473,972 for the Value Fund, $14,362,363 for the Income Fund and $7,544,065 for the Focus Fund.

The Funds will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 30 days.  For the year ended April 30, 2014, the Value Fund – Class R collected $5,505 in redemption fees.  For the year ended April 30, 2014, the Value Fund – Class I and the Income Fund did not collect any redemption fees. For the period December 31, 2013 (commencement of investment operations) through April 30, 2014, the Focus Fund – Class I and Class R did not collect any redemption fees. Management has waived any redemptions fee that otherwise would apply to shares redeemed by ReFlow, LLC.

Note 6. Investments

Value Fund

For the year ended April 30, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, short-term securities, and in-kind transactions, aggregated $30,690,127 and $188,435,779, respectively. For the year ended April 30, 2014, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $0 and $0, respectively. For the year ended April 30, 2014, the cost of purchases and proceeds from sales of in-kind transactions aggregated $0 and $53,594,590, respectively. For federal income tax purposes, as of April 30, 2014, the gross unrealized appreciation for all securities totaled $38,163,145 and the gross unrealized depreciation for all securities totaled $211,249, for a net unrealized appreciation of $37,951,896.  The aggregate cost of securities for federal income tax purposes at April 30, 2014, was $79,595,051.

Income Fund

For the year ended April 30, 2014, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $75,000 and $2,612,974, respectively.  For the year ended April 30, 2014, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $308,766 and $1,000,000, respectively.  For federal income tax purposes, as of April 30, 2014, the gross unrealized appreciation for all securities totaled $477,095 and the gross unrealized depreciation for all securities totaled $11,621, for a net unrealized appreciation of $465,474.  The aggregate cost of securities for federal income tax purposes at April 30, 2014, was $14,033,955.

Focus Fund

For the period December 31, 2013 (commencement of investment operations) through April 30, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $7,575,824 and $706,482, respectively. For the period December 31, 2013 (commencement of investment operations) through April 30, 2014, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $0 and $0, respectively. For

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

federal income tax purposes, as of April 30, 2014, the gross unrealized appreciation for all securities totaled $215,763 and the gross unrealized depreciation for all securities totaled $198,145, for a net unrealized appreciation of $17,618.  The aggregate cost of securities for federal income tax purposes at April 30, 2014, was $7,575,416.

Note 7. Distributions to Shareholders

Value Fund

The Value Fund makes distributions annually. During the year ended April 30, 2014, distributions of $0.12 per share, or $80,633 in the aggregate, were declared and paid from net investment income for Class I. During the year ended April 30, 2014, distributions of $0.22 per share, or $970,695 in the aggregate, were declared and paid from net investment income for Class R. During the year ended April 30, 2014, distributions of $0.22 per share, or $145,113 for Class I and $961,332 for Class R, in the aggregate, were declared and paid from short-term capital gains. During the year ended April 30, 2014, distributions of $3.53 per share, or $2,378,810 for Class I and $15,758,979 for Class R, in the aggregate, were declared and paid from long-term capital gains.

During the period August 1, 2012 (commencement of operations) through April 30, 2013, distributions of $0.13 per share, or $49,748 in the aggregate, were declared and paid from net investment income for Class I.

During the year ended April 30, 2013, distributions of $0.20 per share, or $2,210,332 in the aggregate, were declared and paid from net investment income for Class R.

The tax character of distributions paid during the fiscal years ended April 30, 2014 and 2013 was as follows:

	Fiscal year ended	Fiscal year ended
Distributions paid from:	4/30/2014	4/30/2013
Ordinary Income	$ 2,157,773	$2,260,080
Realized Gains	$18,137,789	$ -
	$20,295,562	$2,260,080

As of the fiscal year ended April 30, 2014, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated Undistributed Ordinary Income	$ 573,087
Accumulated Net Realized Gain on Investments	10,143,448
Net Unrealized Appreciation on Investments	37,951,896
$ 48,668,431

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.

Income Fund

The Income Fund makes quarterly income distributions. During the year ended April 30, 2014, distributions of $0.19 per share, or $275,622 in aggregate, were declared and paid from net investment income. During the year ended April 30, 2013, distributions of $0.25 per share, or $403,285 in the aggregate, were declared and paid from net investment income.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

The tax character of distributions paid during the fiscal years ended April 30, 2014 and 2013 was as follows:

	Fiscal year ended	Fiscal year ended
Distributions paid from:	4/30/2014	4/30/2013
Ordinary Income	$275,622	$403,285

As of the fiscal year ended April 30, 2014, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income	$ 23,251
Capital Loss Carryforward	(261,366)
Net Unrealized Appreciation on Investments	465,474
$ 227,359

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of post-October losses.

Focus Fund

The Focus Fund will make distributions from investment income annually and quarterly, respectively, and distribute any net realized gains annually. For the period December 31, 2013 (commencement of investment operations) through April 30, 2014, Class I and Class R did not pay a distribution.

For the period December 31, 2013 (commencement of investment operations) through April 30, 2014, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated Undistributed Ordinary Income	$ 5,573
Net Unrealized Appreciation on Investments	17,618
$ 23,191

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of post-October losses.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of April 30, 2014, Charles Schwab, Inc. held in omnibus accounts for the benefit of others approximately 36% of the voting securities of the Value Fund and may be deemed to control the Value Fund. As of April 30, 2014, SEI Private Trust Company held in omnibus accounts for the benefit of others approximately 30% of the voting securities of the Income Fund and may be deemed to control the Income Fund. As of April 30, 2014, the Croft family, in aggregate, owned approximately 64% of the voting securities of the Focus Fund and may be deemed to control the Focus Fund.

Note 9. Capital Loss Carryforwards

As of the fiscal year ended April 30, 2014, the Income Fund had available for federal tax purposes an unused capital loss carryforward of $261,366 which expires in 2018.  Any losses incurred during future taxable years will be required to be utilized prior to the losses incurred in prior years.  To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.  Capital loss carryforwards utilized in the fiscal year ended April 30, 2014 for the Value Fund and Income Fund amounted to $180,467 and $1,629, respectively.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2014

Note 10. Loan Agreement

The Funds may, from time to time, participate in a program offered by ReFlow, LLC (“ReFlow”) which provides an alternative source of capital available to the Funds to satisfy some or all of their redemption requests at a minimum of 25 basis point daily fee of the outstanding loan balance. The Value Fund’s maximum borrowed was $3,797,717 with an average borrowing of $152,923 during the twelve months ended April 30, 2014. ReFlow shall not purchase more than the lesser of (a) 3% of the outstanding voting shares of the Fund or (b) the number of shares that can be purchased subject to the capital or other limits announced from time to time by ReFlow. Fees associated with the loan agreement amounted to $140,075 for the Value Fund, which was voluntarily waived by the Advisor. As repayment for shares purchased in Class R of the Value Fund, securities were redeemed in-kind with a fair value of $53,594,590, which resulted in $26,751,000 of realized gain from in-kind transactions for the fiscal year ended April 30, 2014. The Income Fund and Focus Fund had no borrowings during the twelve months ended April 30, 2014. As of April 30, 2014, the Value Fund, Income Fund and Focus Fund had no borrowings outstanding.

Note 11. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Croft Funds Corporation

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Croft Funds Corporation, comprising Croft Value Fund, Croft Income Fund and Croft Focus Fund (the “Funds”) as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for Croft Value Fund and Croft Income Fund, and the related statements of operations and changes in net assets and the financial highlights for the period December 31, 2013 (commencement of operations) through April 30, 2014 for Croft Focus Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Croft Funds Corporation as of April 30, 2014, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 30, 2014

CROFT FUNDS CORPORATION

EXPENSE ILLUSTRATION

APRIL 30, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Croft Funds, you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period,   November 1, 2013 through April 30, 2014, for Croft Value Fund, Class I and R, and the Croft Income Fund, and the actual period of December 31, 2013 through April 30, 2014, for the Focus Fund, Class I and R.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CROFT FUNDS CORPORATION

EXPENSE ILLUSTRATION (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2013	April 30, 2014	November 1, 2013 to April 30, 2014

Actual	$1,000.00	$1,076.12	$5.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.29	$5.56

* Expenses are equal to the Value Fund's annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2013	April 30, 2014	November 1, 2013 to April 30, 2014

Actual	$1,000.00	$1,074.55	$6.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.15	$6.71

* Expenses are equal to the Value Fund's annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2013	April 30, 2014	November 1, 2013 to April 30, 2014

Actual	$1,000.00	$1,003.80	$5.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Income Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

EXPENSE ILLUSTRATION (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

Focus Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 31, 2013	April 30, 2014	December 31, 2013 to April 30, 2014

Actual	$1,000.00	$997.00	$4.04
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.53	$4.07

* Expenses are equal to the Focus Fund's Class I annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 121/365 (to reflect the actual period).

Focus Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 31, 2013	April 30, 2014	December 31, 2013 to April 30, 2014

Actual	$1,000.00	$997.00	$4.87
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,011.70	$4.90

* Expenses are equal to the Focus Fund's Class I annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 121/365 (to reflect the actual period).

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS

APRIL 30, 2014 (UNAUDITED)

Information about Directors who are “interested persons” of the Corporation as defined under the 1940 Act, and each officer of the Corporation, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Kent G. Croft[2] Year of Birth: 1963	Director, President, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	3	None	Since 1995
Phillip Vong Year of Birth: 1975	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	Since 2004
Christina Walters Year of Birth: 1970	Chief Compliance Officer since 2013. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	Since 2013
George Russell Croft[2] Year of Birth: 1973	Director and Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001.	3	None	Vice President since 2007; Director since 2011

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

Kent G. Croft and Russell G. Croft are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Benjamin R. Civiletti Year of Birth: 1935	Director of the Corporation. Past Chairman and Partner, Venable LLP (law firm) (2006-2009); Attorney at Venable (2010 to present).	3	None	Since 2010
Steven Tamasi Year of Birth: 1963	Director of the Corporation. Chief Executive Officer of Boston Centerless, Inc. (supplier of precision ground bar materials and grinding services) since 1998.	3	None	Since 2010
Charles Jay McLaughlin Year of Birth: 1962	Director of the Corporation. President, Orion Safety Products as of January 1999.	3	None	Since 1999

1 The mailing address of each Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS CORPORATION

ADDITIONAL INFORMATION

APRIL 30, 2014 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

Advisory Agreement Renewal

At a regular meeting held on June 27, 2013, the Board of Directors of Croft Fund Corp. (the “Board” or the “Directors” considered the approval of a Management Agreement between the Croft Funds Corp. (the “Company”) and Croft Leominster, Inc. (the “Manager”) with respect to the Croft Focus Fund (the “Fund”).  The Board reviewed written materials from the Manager (the “Report”) that had been requested on their behalf by Fund counsel and included in the Board meeting materials.

As for the investment performance of the Fund, because the Fund had not yet commenced operations, the Directors discussed the performance of another fund in the Company noting its performance is a reasonable comparison because the strategy is similar.  In response to the questions regarding the Fund’s projected performance, a representative of the Manager noted that the higher potential risk associated with the Fund’s strategy created the potential for higher returns.  It was the consensus of the Directors that the Manager has the potential to deliver favorable performance as it has performed well in the area of portfolio management relative to each of the other funds in the Company.

With respect to the services to be provided by the Manager, in addition to the information provided in the Report, the Directors reviewed the Form ADV and discussed fees charged by the Manager to its other clients.  The Directors reviewed the fees proposed to be charged for investment advisory services, as compared to other mutual funds, and discussed the reasonableness of the Manager’s fees.  They noted the Manager proposed a

CROFT FUNDS CORPORATION

ADDITIONAL INFORMATION (CONTINUED)

APRIL 30, 2014 (UNAUDITED)

fee of 0.94% versus its peer group average of 0.91%, and although the fee is slightly higher than the average, it is within the high low range of fees charged by peer group funds.  They further noted that the net expense ratio for the Fund of 1.30% (after fee waiver) is the same as the average net expense ratio of its peer group.  The Directors concluded that the proposed fees under the Management Agreement were reasonable.

As to the Manager’s profitability, the Directors reviewed the information in the Report regarding profitability, including the Manager’s estimated profitability analysis.  The Directors concluded that the Manager’s total estimated profits, before distribution expenses, were reasonable.  With respect to economies of scale, the Board noted that the Manager represented it anticipates achieving economies of scale for the Fund once assets reach $500 million - $1 billion, and would consider implementing breakpoints at that time.  The Directors considered favorably that the Manager has consistently provided fee reductions to the other Company funds.  The Directors concluded that the absence of breakpoints at this time was acceptable, but noted they would monitor the Manager’s profitability at the first renewal of the Management Agreement.

As to the nature, extent and quality of the services provided by the Manager, the Directors reviewed information provided in the Report regarding the Manager’s business operations and personnel.  The Directors also reviewed certifications from the Manager regarding compliance with the Manager’s code of ethics.  The Report requested information regarding recent regulatory action or outstanding litigation, of which the Directors noted there were none.  The Directors then discussed the quality and experience of the Manager’s investment personnel, and discussed the Manager’s financial condition. The Directors discussed the terms of the Management Agreement, and concluded that the nature and extent of services required of the Manager were reasonable and consistent with the Board’s expectations and the Manager had provided high quality services to the Company for many years. The Directors concluded that the Manager has the resources to provide high quality advisory services to the Fund.  The Board then discussed various criteria in evaluating the Manager, including performance, fees, service, the lack of excessive profitability, and the opportunities for economies of scale.  Having come to the conclusion that the Manager compared favorably based on all five criteria, the Directors unanimously approved the Management Agreement.

CROFT FUNDS CORPORATION

PRIVACY NOTICE

APRIL 30, 2014 (UNAUDITED)                                                 Rev. June 2011

FACTS	WHAT DOES CROFT FUNDS CORPORATION DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Croft Funds Corporation chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Croft Funds Corporation share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share

CROFT FUNDS CORPORATION

PRIVACY NOTICE (CONTINUED)

APRIL 30, 2014 (UNAUDITED)                                                 Rev. June 2011

For non-affiliates to market to you	NO	We don’t share
QUESTIONS?		Call 1-800-551-0990.
What we do:
How does Croft Funds Corporation protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Croft Funds Corporation collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Croft Funds Corporation does not jointly market.

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft Value Fund, Croft Income Fund and Croft Focus Fund. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 40,265

FY 2013

$ 24,200

Nature of the fees: $1,520 consent fee, $38,200 audit fee and $545 out of pocket.

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

(c)

Tax Fees

Registrant

FY 2014

$ 13,000

FY 2013

$ 5,000

Nature of the fees:

$5,500 equalization fee and $7,500 tax fee.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 2,000

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 13,000

FY 2013

$ 5,000

$5,500 equalization fee and $7,500 tax fee.  Part of the 2014 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 7, 2014

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 7, 2014

* Print the name and title of each signing officer under his or her signature.